Supplement to the

Statement of Additional Information

of

Credit Suisse Commodity Return Strategy Fund

and

Credit Suisse Floating Rate High Income Fund (together, the “Funds”),

a series of Credit Suisse Opportunity Funds

The following information supersedes certain information in the Funds’ Statement of Additional Information (the “SAI”).

The following paragraph replaces the sixth paragraph under the heading “Disclosure of Portfolio Holdings” on page 59 of the SAI:

The Funds provide a full list of their holdings as of the end of each calendar month on their website, http://us-fund.credit-suisse.com, approximately 10 business days after the end of each month for the Commodity Return Strategy Fund and approximately 30 days after the end of each month for the Floating Rate High Income Fund.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

Shareholders should retain this supplement for future reference.

Dated: June 15, 2012

June 15, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention: Filings — Rule 497(e)

Re:          Credit Suisse Funds Listed on Schedule A (the “Funds”)

Ladies and Gentlemen:

On behalf of the Funds and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, transmitted for filing with the Securities and Exchange Commission is a supplement to the Funds’ Statement of Additional Information.

Please address any comments or questions to the attention of the undersigned at (212) 325-7349.

Very truly yours,

/s/ Karen Regan
Karen Regan
Secretary

Enclosures

cc:                                 Rose F. DiMartino

SCHEDULE A

Credit Suisse Commodity Return Strategy Fund

(Securities Act File No. 333-116212;

Investment Company Act File No. 811-21589)

Credit Suisse Floating Rate High Income Fund

Credit Suisse Opportunity Funds

(Securities Act File No. 33-92982;

Investment Company Act File No. 811-9054)